UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2012

Date of reporting period:	March 1, 2011 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PSLAX

Putnam Small Cap Value Fund

Semiannual report 8|31|11

A world of investing.™

Putnam Investments

U.S. POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Small Cap Value
Fund

Semiannual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	20

Financial statements	21

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers low-volatility funds and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is large and can change quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are often able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s portfolio manager looks for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product often have this effect. In addition, the manager considers stocks that have recently fallen out of favor with investors. Because stocks of smaller companies are historically more volatile than those of blue-chip companies, the manager also carefully considers each stock’s risk/reward profile.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by the portfolio manager to ensure that it continues to meet his criteria, including:

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change The manager focuses on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality The manager looks for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Eric N. Harthun, CFA

Eric, the U.S. stock market grew increasingly volatile during the past six months. What drove this negative performance?

Investor belief in the economic recovery’s endurance was shaken in 2011 due to a combination of factors, including persistently high unemployment and sluggish GDP figures. In addition, a number of macro shocks rattled the markets. The Federal Reserve’s $600 billion stimulus program ceased at the end of June, and the contentious political negotiation over raising the debt ceiling was capped off by an unprecedented downgrade of U.S. debt by rating agency Standard & Poor’s.

In times like these, small-cap stocks tend to bear the full brunt of investor concern, given that their businesses are more dependent on U.S. economic health than, say, multinational companies based in the United States.

The fund limited its losses somewhat versus its benchmark index. How were you able to navigate this period?

The fund’s modest outperformance during this difficult period is mostly a result of a well-diversified portfolio. Our team’s approach is to seek stocks of companies that are undervalued but that also possess a catalyst for business improvement, such as a new product coming to market or the removal of a regulatory hurdle. Over the years, I have observed that without these potential catalysts, undervalued small-cap stocks can remain undervalued for a long time. So while I am unhappy about the fund’s negative return for the six-month period, our philosophy and process made a difference in preventing further losses.

I should also mention that while we do not start our investment process with sector weights in mind, the fund had a slight

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

overweight position during the period to consumer staples stocks, which are the type of defensive stocks that tend to perform better when economic growth is a concern. And the portfolio’s cash position of 4.4% is slightly higher than normal, which certainly also helped buffer the portfolio against further losses.

What were some holdings that aided performance during the period?

The top contributors to performance during the period came from a wide variety of industries. Top-performer Questcor Pharmaceuticals produces a drug, Acthar, that has been approved by the FDA for the treatment of several ailments, including multiple sclerosis in adults and infantile spasms in children. The fund recently sold its holdings in Questcor at a profit.

Domino’s Pizza is a company that I believe was not well understood by investors; specifically, that the corporate parent incurs little downside risk from debt on the balance sheet related to its franchises because of the steady royalty stream it receives from them. We also believe that not enough attention has been paid to its expanding international business.

The fund’s largest holding, Unisource Energy, was also a top contributor. An Arizona utility company, Unisource trades at what I believe is an attractive earnings multiple, offers a generous dividend yield, and features a degree of diversification from holdings that are tied to product cycles or the strength of the economy.

What were some holdings that held back the fund’s performance?

Unlike the fund’s top contributors, the most notable laggards during the period were concentrated in the capital goods and technology sectors, where the fund had above-benchmark weightings. The capital goods sector in particular tends to be sensitive to trends in the economy.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Smith Micro Software was the biggest detractor relative to the benchmark. The company develops communications-related productivity software like Visual Voicemail. Smith Micro has a compelling balance sheet with a strong cash position, and the stock trades at less than one times book value, a strong measure of the company’s inherent worth. Investors, however, have not been impressed with its product cycle, and, like many small companies, it is not sufficiently diversified to maintain its appeal with investors. We significantly reduced the fund’s position in Smith Micro, but not at a price I would have chosen. When a company disappoints, my inclination is generally to sell the position and try to limit damage to the portfolio.

Another disappointing stock was Exide Technologies, a maker of commercial-grade batteries for a variety of applications, including hybrid cars. The company, by necessity, has significant exposure to certain commodities, including lead, which has been extremely volatile after rising sharply earlier in the year. The company has a lead-recycling business that has helped offset some of the volatility in the commodities markets, and I believe Exide continues to be a viable business. I still hold the stock in the portfolio.

Other detractors included Oplink Communications, a provider of optical communications technology, and Commercial Vehicle Group, a parts supplier for commercial vehicles and heavy-duty trucks with a great deal of sensitivity to overall economic activity.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

With the economic and market outlook uncertain, how are you approaching the coming months?

The risks of a slowdown in economic growth and of further sovereign-debt-related volatility have risen. Although large companies generally transact more business with Europe than small companies, all U.S. companies are generally affected by declines in business activity and consumer confidence. It’s helpful to point out that consumer deleveraging in the United States is an additional drag on today’s sluggish economy. People are paying down debts and transitioning out of expensive mortgages, and that process takes time.

As a result, we are striving to maintain discipline and not investing in stocks merely because I believe they are undervalued. In my experience, times like these put a premium on the ability of active research to find companies that have a reason to be noticed by investors. So I am focused on finding stocks of companies that are not solely dependent on an improving economy to demonstrate business strength. For every position in the portfolio, I question if there currently exists a reason why this particular stock could go up.

I am also maintaining a reasonable level of diversification, with 175 holdings as of August 31 spread over 11 different sectors of the economy. At the end of the period, no one stock represented more than 1.69% of the portfolio. This level of diversification, combined with our active approach to company research focused on finding business catalysts in all market environments, is how I expect to steer the fund through the market uncertainties in the months ahead.

Thank you, Eric, for your time and insights today.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Chart data reflect a new calculation methodology placed in effect within the past six months.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom is predicted to grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.95%	7.44%	7.17%	7.17%	7.16%	7.16%	7.43%	7.12%	7.70%	8.20%

10 years	56.73	47.69	45.47	45.47	45.42	45.42	49.28	44.06	53.03	60.88
Annual average	4.60	3.98	3.82	3.82	3.82	3.82	4.09	3.72	4.35	4.87

5 years	–12.42	–17.45	–15.59	–16.57	–15.60	–15.60	–14.50	–17.51	–13.42	–11.19
Annual average	–2.62	–3.76	–3.33	–3.56	–3.34	–3.34	–3.08	–3.78	–2.84	–2.35

3 years	1.00	–4.83	–1.20	–3.88	–1.12	–1.12	–0.39	–3.82	0.37	1.95
Annual average	0.33	–1.64	–0.40	–1.31	–0.37	–0.37	–0.13	–1.29	0.12	0.65

1 year	19.55	12.74	18.65	13.65	18.77	17.77	19.09	14.95	19.33	19.94

6 months	–12.43	–17.48	–12.74	–17.11	–12.72	–13.59	–12.59	–15.67	–12.55	–12.31

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after CDSC reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

		Lipper Small-Cap Value Funds
	Russell 2000 Value Index	category average*

Annual average (life of fund)	8.35%	8.93%

10 years	86.93	96.89
Annual average	6.46	6.90

5 years	–3.05	5.33
Annual average	–0.62	0.95

3 years	–1.69	6.13
Annual average	–0.57	1.94

1 year	16.86	17.57

6 months	–12.99	–12.59

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/11, there were 298, 275, 248, 218, 111, and 70 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/11	$10.62	$11.27	$9.26	$9.28	$9.85	$10.21	$10.52	$10.97

8/31/11	9.30	9.87	8.08	8.10	8.61	8.92	9.20	9.62

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.97%	6.46%	6.19%	6.19%	6.17%	6.17%	6.45%	6.14%	6.71%	7.21%

10 years	62.34	53.06	50.83	50.83	50.58	50.58	54.44	49.08	58.36	66.59
Annual average	4.96	4.35	4.20	4.20	4.18	4.18	4.44	4.07	4.70	5.24

5 years	–22.93	–27.35	–25.70	–26.56	–25.78	–25.78	–24.80	–27.44	–23.86	–21.93
Annual average	–5.08	–6.19	–5.77	–5.99	–5.79	–5.79	–5.54	–6.21	–5.31	–4.83

3 years	–4.10	–9.58	–6.14	–8.70	–6.30	–6.30	–5.52	–8.86	–4.79	–3.33
Annual average	–1.39	–3.30	–2.09	–2.99	–2.15	–2.15	–1.87	–3.05	–1.62	–1.12

1 year	–3.79	–9.33	–4.48	–9.26	–4.60	–5.55	–4.34	–7.66	–4.07	–3.56

6 months	–23.11	–27.52	–23.44	–27.27	–23.50	–24.26	–23.34	–26.05	–23.26	–23.08

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 2/28/11	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Annualized expense ratio for the six-month period
ended 8/31/11	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.99	$9.51	$9.51	$8.34	$7.16	$4.81

Ending value (after expenses)	$875.70	$872.60	$872.80	$874.10	$874.50	$876.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.44	$10.23	$10.23	$8.97	$7.71	$5.18

Ending value (after expenses)	$1,018.75	$1,014.98	$1,014.98	$1,016.24	$1,017.50	$1,020.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 227, 202 and 157 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s general underperformance, and in particular its fourth quartile performance over the three- and five-year periods ended December 31, 2010, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over these periods was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s view that performance over this period suffered as a result of poor security selection, primarily in the financials sector. The Trustees noted that a new portfolio manager had joined the fund’s portfolio management team in November 2008 (and that this portfolio manager had taken sole responsibility for managing the fund’s investments in November 2009), and that, since November 2008, there had been an improvement in the fund’s relative performance. They also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 8/31/11 (Unaudited)

COMMON STOCKS (93.8%)*	Shares	Value

Aerospace and defense (0.3%)
Innovative Solutions & Support, Inc. †	104,405	$501,144

		501,144
Airlines (0.4%)
SkyWest, Inc.	47,100	600,525

		600,525
Auto components (1.2%)
American Axle & Manufacturing Holdings, Inc. † S	89,800	839,630

Exide Technologies †	179,700	1,013,508

Stoneridge, Inc. †	15,415	122,858

		1,975,996
Building products (0.4%)
NCI Building Systems, Inc. †	61,500	594,705

		594,705
Capital markets (1.9%)
Cowen Group, Inc. †	278,354	968,672

Horizon Technology Finance Corp.	79,265	1,255,558

Waddell & Reed Financial, Inc. Class A S	23,500	733,670

		2,957,900
Chemicals (2.2%)
Innophos Holdings, Inc.	32,000	1,331,520

Koppers Holdings, Inc.	22,300	741,029

OM Group, Inc. † S	18,600	588,318

RPM International, Inc.	41,000	854,440

		3,515,307
Commercial banks (6.5%)
Bancorp, Inc. †	143,763	1,121,351

F.N.B. Corp. S	78,005	699,705

Financial Institutions, Inc.	78,200	1,232,432

First Citizens BancShares, Inc. Class A	6,000	954,000

First Financial Bancorp S	45,900	733,023

First of Long Island Corp. (The)	35,505	845,019

Lakeland Financial Corp.	33,100	720,918

Metro Bancorp, Inc. †	100,209	1,006,098

Popular, Inc. (Puerto Rico) †	402,900	838,032

PrivateBancorp, Inc. S	70,300	624,264

SVB Financial Group † S	13,100	603,648

Western Alliance Bancorp † S	161,300	982,317

		10,360,807
Commercial services and supplies (2.6%)
ACCO Brands Corp. †	133,250	908,765

Deluxe Corp. S	63,000	1,394,190

Ennis Inc.	56,700	899,829

McGrath Rentcorp	39,500	941,680

		4,144,464
Communications equipment (1.9%)
Ceragon Networks, Ltd. (Israel) † S	105,500	1,028,625

Emulex Corp. †	114,200	786,838

Oplink Communications, Inc. †	72,563	1,199,466

		3,014,929

COMMON STOCKS (93.8%)* cont.	Shares	Value

Construction and engineering (1.3%)
EMCOR Group, Inc. †	31,400	$719,374

Orion Marine Group, Inc. †	60,900	391,587

Tutor Perini Corp.	51,100	717,444

UniTek Global Services, Inc. †	47,848	250,245

		2,078,650
Containers and packaging (0.6%)
Myers Industries, Inc.	36,480	396,902

Rock-Tenn Co. Class A	11,600	622,572

		1,019,474
Distributors (0.6%)
Core-Mark Holding Co., Inc. †	25,400	902,208

		902,208
Diversified financial services (1.2%)
Gain Capital Holdings, Inc. † S	148,820	855,715

NewStar Financial, Inc. †	95,400	979,758

		1,835,473
Diversified telecommunication services (1.2%)
Cbeyond, Inc. †	69,500	645,655

Cogent Communications Group, Inc. †	85,800	1,216,644

		1,862,299
Electric utilities (4.7%)
Great Plains Energy, Inc. S	78,800	1,540,540

NV Energy, Inc.	100,000	1,492,000

UIL Holdings Corp. S	53,695	1,823,482

UniSource Energy Corp. S	71,000	2,688,060

		7,544,082
Electrical equipment (1.0%)
General Cable Corp. † S	19,200	578,880

Powell Industries, Inc. †	27,500	1,029,050

		1,607,930
Electronic equipment, instruments, and components (2.5%)
CTS Corp.	122,300	1,174,080

Electro Scientific Industries, Inc. †	49,627	750,360

Multi-Fineline Electronix, Inc. †	55,200	1,050,456

TTM Technologies, Inc. † S	89,822	1,003,312

		3,978,208
Energy equipment and services (1.4%)
Helix Energy Solutions Group, Inc. † S	33,000	557,370

Pioneer Drilling Co. †	56,725	717,004

Tidewater, Inc. S	18,000	964,800

		2,239,174
Food and staples retail (2.0%)
Ruddick Corp. S	23,400	956,826

Spartan Stores, Inc.	74,236	1,198,169

Weiss Markets, Inc. S	26,800	1,047,880

		3,202,875
Gas utilities (0.9%)
Southwest Gas Corp.	40,800	1,510,416

		1,510,416
Health-care equipment and supplies (1.7%)
Cutera, Inc. †	54,505	430,044

Kensey Nash Corp. †	36,600	1,005,036

Palomar Medical Technologies, Inc. †	53,017	426,787

COMMON STOCKS (93.8%)* cont.	Shares	Value

Health-care equipment and supplies cont.
Solta Medical, Inc. †	198,509	$339,450

Syneron Medical, Ltd. (Israel) †	44,100	459,963

		2,661,280
Health-care providers and services (4.2%)
Addus HomeCare Corp. †	102,413	512,065

Ensign Group, Inc. (The)	39,600	923,868

Kindred Healthcare, Inc. † S	85,000	1,099,900

LHC Group, Inc. †	41,300	825,174

MedQuist Holdings, Inc. † S	129,288	1,066,626

Providence Service Corp. (The) †	74,100	788,424

Triple-S Management Corp. Class B (Puerto Rico) † S	82,200	1,401,510

		6,617,567
Hotels, restaurants, and leisure (2.1%)
Denny’s Corp. †	199,600	756,484

DineEquity, Inc. † S	27,900	1,169,010

Domino’s Pizza, Inc. † S	25,429	705,146

Morgans Hotel Group Co. †	105,100	722,037

		3,352,677
Household durables (1.2%)
La-Z-Boy, Inc. † S	98,400	865,920

M/I Homes, Inc. †	56,428	464,967

Newell Rubbermaid, Inc.	42,800	592,352

		1,923,239
Household products (0.7%)
Spectrum Brands Holdings, Inc. †	40,900	1,095,302

		1,095,302
Insurance (6.9%)
Allied World Assurance Co. Holdings AG	14,800	768,120

American Equity Investment Life Holding Co. S	95,467	964,217

Arch Capital Group, Ltd. †	42,900	1,444,872

Assured Guaranty, Ltd. (Bermuda)	53,200	717,668

Employers Holdings, Inc.	51,228	626,518

Hanover Insurance Group, Inc. (The)	48,500	1,722,720

HCC Insurance Holdings, Inc.	48,500	1,418,140

Reinsurance Group of America, Inc. Class A	23,900	1,275,543

Transatlantic Holdings, Inc.	19,100	967,033

Validus Holdings, Ltd.	40,100	1,035,382

		10,940,213
Internet software and services (1.9%)
Earthlink, Inc.	148,400	1,095,192

Stamps.com, Inc.	42,490	834,504

Web.com Group, Inc. †	122,597	1,157,316

		3,087,012
IT Services (1.2%)
Alliance Data Systems Corp. † S	8,600	803,326

BancTec, Inc. 144A † F	160,833	482,499

Ciber, Inc. †	184,700	605,816

		1,891,641
Leisure equipment and products (0.5%)
Brunswick Corp. S	48,000	762,720

		762,720

COMMON STOCKS (93.8%)* cont.	Shares	Value

Machinery (1.5%)
Accuride Corp. †	31,909	$268,993

Cascade Corp.	16,223	693,533

Commercial Vehicle Group, Inc. †	65,600	471,664

Meritor, Inc. † S	38,120	322,114

NACCO Industries, Inc. Class A	7,300	559,983

		2,316,287
Multiline retail (0.2%)
Gordmans Stores, Inc. † S	25,000	372,500

		372,500
Multi-utilities (2.0%)
Avista Corp. S	83,100	2,109,078

CMS Energy Corp. S	50,700	998,790

		3,107,868
Oil, gas, and consumable fuels (4.2%)
Energen Corp.	26,700	1,310,970

Energy Partners, Ltd. †	58,100	773,892

James River Coal Co. † S	46,500	503,130

Rex Energy Corp. † S	91,527	1,124,867

Rosetta Resources, Inc. † S	12,500	574,375

Scorpio Tankers, Inc. (Monaco) † S	78,918	541,377

SM Energy Co.	11,100	849,150

Swift Energy Co. † S	34,300	1,058,155

		6,735,916
Paper and forest products (1.1%)
Buckeye Technologies, Inc.	46,600	1,267,054

Louisiana-Pacific Corp. †	77,177	514,771

		1,781,825
Pharmaceuticals (1.2%)
ISTA Pharmaceuticals, Inc. †	183,500	840,430

Medicines Co. (The) †	76,000	1,108,080

		1,948,510
Real estate investment trusts (REITs) (6.5%)
American Assets Trust, Inc.	58,301	1,173,016

American Capital Agency Corp.	26,300	749,813

Campus Crest Communities, Inc.	68,451	809,091

Cogdell Spencer, Inc.	157,400	672,098

Entertainment Properties Trust S	24,400	1,027,972

LaSalle Hotel Properties	35,100	659,880

MFA Financial, Inc. S	118,360	886,516

One Liberty Properties, Inc.	51,970	810,732

PS Business Parks, Inc.	20,700	1,131,669

Summit Hotel Properties, Inc.	132,914	1,100,528

Taubman Centers, Inc. S	14,600	841,398

Winthrop Realty Trust	44,589	455,700

		10,318,413
Road and rail (0.9%)
RailAmerica, Inc. †	51,400	701,610

Saia, Inc. †	65,500	784,035

		1,485,645

COMMON STOCKS (93.8%)* cont.	Shares	Value

Semiconductors and semiconductor equipment (4.5%)
Advanced Energy Industries, Inc. †	82,600	$825,174

AXT, Inc. † S	144,200	1,120,434

Cirrus Logic, Inc. † S	81,400	1,235,652

Nova Measuring Instruments, Ltd. (Israel) †	124,300	847,726

Pericom Semiconductor Corp. †	128,185	997,279

PMC-Sierra, Inc. †	170,100	1,035,909

RF Micro Devices, Inc. †	182,600	1,133,946

		7,196,120
Software (1.0%)
Actuate Corp. †	101,400	645,918

Smith Micro Software, Inc. †	48,117	90,941

TeleCommunication Systems, Inc. Class A †	228,300	865,257

		1,602,116
Specialty retail (5.8%)
Aaron’s, Inc.	34,850	928,404

Ascena Retail Group, Inc. †	30,100	855,442

Charming Shoppes, Inc. †	218,600	692,962

Express, Inc.	69,152	1,320,112

Haverty Furniture Cos., Inc.	40,700	482,295

Lithia Motors, Inc. Class A	48,500	915,195

Pep Boys — Manny, Moe & Jack S	86,000	849,680

Pier 1 Imports, Inc. †	46,454	496,129

Sonic Automotive, Inc. Class A	74,800	1,038,224

Stage Stores, Inc. S	39,000	636,870

Wet Seal, Inc. (The) Class A † S	186,700	940,968

		9,156,281
Textiles, apparel, and luxury goods (2.6%)
Iconix Brand Group, Inc. † S	45,500	890,890

Kenneth Cole Productions, Inc. Class A †	17,931	208,179

Perry Ellis International, Inc. † S	59,218	1,360,830

PVH Corp.	16,264	1,084,158

Steven Madden, Ltd. † S	15,691	566,759

		4,110,816
Thrifts and mortgage finance (4.9%)
Berkshire Hills Bancorp, Inc. S	45,500	980,070

Brookline Bancorp, Inc. S	112,800	949,776

Capitol Federal Financial, Inc.	70,800	759,684

ESSA Bancorp, Inc.	70,887	802,441

MGIC Investment Corp. † S	112,800	293,280

Oritani Financial Corp.	49,013	644,521

Provident Financial Services, Inc. S	48,800	612,928

Provident New York Bancorp	9,866	63,537

United Financial Bancorp, Inc.	61,700	951,414

Walker & Dunlop, Inc. †	85,022	986,255

Washington Federal, Inc. S	47,023	706,756

		7,750,662

COMMON STOCKS (93.8%)* cont.	Shares	Value

Trading companies and distributors (1.6%)
Applied Industrial Technologies, Inc.	23,800	$728,756

DXP Enterprises, Inc. †	36,100	869,649

H&E Equipment Services, Inc. † S	99,900	1,021,977

		2,620,382
Wireless telecommunication services (0.6%)
NTELOS Holdings Corp.	51,000	1,002,150

		1,002,150

Total common stocks (cost $150,914,207)		$149,283,708

INVESTMENT COMPANIES (1.4%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	133,278	$1,266,141

New Mountain Finance Corp.	73,400	931,446

Total investment companies (cost $2,305,561)		$2,197,587

SHORT-TERM INVESTMENTS (22.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	30,142,109	$30,142,109

Putnam Money Market Liquidity Fund 0.05% [e]	5,614,809	5,614,809

Total short-term investments (cost $35,756,918)		$35,756,918

TOTAL INVESTMENTS

Total investments (cost $188,976,686)		$187,238,213

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2011 through August 1, 2011 (the reporting period).

* Percentages indicated are based on net assets of $159,229,741.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$22,556,437	$—	$—

Consumer staples	4,298,177	—	—

Energy	8,975,090	—	—

Financials	44,163,468	—	—

Health care	11,227,357	—	—

Industrials	15,949,732	—	—

Information technology	20,287,527	482,499	—

Materials	6,316,606	—	—

Telecommunication services	2,864,449	—	—

Utilities	12,162,366	—	—

Total common stocks	148,801,209	482,499	—

Investment companies	2,197,587	—	—

Short-term investments	5,614,809	30,142,109	—

Totals by level	$156,613,605	$30,624,608	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $28,844,374 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $153,219,768)	$151,481,295
Affiliated issuers (identified cost $35,756,918) (Notes 1 and 5)	35,756,918

Dividends, interest and other receivables	398,092

Receivable for shares of the fund sold	105,599

Receivable for investments sold	2,371,323

Total assets	190,113,227

LIABILITIES

Payable for investments purchased	257,524

Payable for shares of the fund repurchased	135,017

Payable for compensation of Manager (Note 2)	84,237

Payable for investor servicing fees (Note 2)	35,102

Payable for custodian fees (Note 2)	9,207

Payable for Trustee compensation and expenses (Note 2)	92,619

Payable for administrative services (Note 2)	715

Payable for distribution fees (Note 2)	71,948

Collateral on securities loaned, at value (Note 1)	30,142,109

Other accrued expenses	55,008

Total liabilities	30,883,486

Net assets	$159,229,741

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$206,822,194

Undistributed net investment income (Note 1)	489,043

Accumulated net realized loss on investments (Note 1)	(46,343,023)

Net unrealized depreciation of investments	(1,738,473)

Total — Representing net assets applicable to capital shares outstanding	$159,229,741

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($131,030,658 divided by 14,082,292 shares)	$9.30

Offering price per class A share (100/94.25 of $9.30)*	$9.87

Net asset value and offering price per class B share ($4,286,919 divided by 530,472 shares)**	$8.08

Net asset value and offering price per class C share ($8,991,186 divided by 1,109,962 shares)**	$8.10

Net asset value and redemption price per class M share ($1,341,272 divided by 155,779 shares)	$8.61

Offering price per class M share (100/96.50 of $8.61)*	$8.92

Net asset value, offering price and redemption price per class R share
($258,183 divided by 28,072 shares)	$9.20

Net asset value, offering price and redemption price per class Y share
($13,321,523 divided by 1,385,131 shares)	$9.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/11 (Unaudited)

INVESTMENT INCOME

Dividends	$1,328,201

Interest (including interest income of $1,515 from investments in affiliated issuers) (Note 5)	1,721

Securities lending (Note 1)	17,134

Total investment income	1,347,056

EXPENSES

Compensation of Manager (Note 2)	583,932

Investor servicing fees (Note 2)	285,069

Custodian fees (Note 2)	7,315

Trustee compensation and expenses (Note 2)	6,172

Administrative services (Note 2)	3,109

Distribution fees — Class A (Note 2)	191,459

Distribution fees — Class B (Note 2)	25,467

Distribution fees — Class C (Note 2)	51,500

Distribution fees — Class M (Note 2)	5,761

Distribution fees — Class R (Note 2)	901

Other	59,875

Total expenses	1,220,560

Expense reduction (Note 2)	(16,216)

Net expenses	1,204,344

Net investment income	142,712

Net realized gain on investments (Notes 1 and 3)	18,031,675

Net unrealized depreciation of investments during the period	(41,259,991)

Net loss on investments	(23,228,316)

Net decrease in net assets resulting from operations	$(23,085,604)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/11*	Year ended 2/28/11

Operations:
Net investment income	$142,712	$280,161

Net realized gain on investments	18,031,675	31,895,357

Net unrealized appreciation (depreciation) of investments	(41,259,991)	16,743,653

Net increase (decrease) in net assets resulting from operations	(23,085,604)	48,919,171

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(15,637)

Class Y	—	(35,221)

Increase in capital from settlement payments (Note 6)	180,341	—

Redemption fees (Note 1)	3,329	8,201

Decrease from capital share transactions (Note 4)	(13,315,041)	(28,421,180)

Total increase (decrease) in net assets	(36,216,975)	20,455,334

NET ASSETS

Beginning of period	195,446,716	174,991,382

End of period (including undistributed net investment
income of $489,043 and $346,331, respectively)	$159,229,741	$195,446,716

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
August 31, 2011**	$10.62	.01	(1.34)	(1.33)	—	—	—	—	.01 [e]	$9.30	(12.43) *	$131,031	.64*	.10*	30*
February 28, 2011	8.10	.02	2.50	2.52	— [b]	—	— [b]	—	—	10.62	31.13	162,096	1.30	.20	68
February 28, 2010	4.69	.01	3.54	3.55	(.14)	—	(.14)	—	—	8.10	75.74	144,577	1.46 [f]	.15 [f]	79
February 28, 2009	10.21	.09	(5.16)	(5.07)	—	(.45)	(.45)	—	—	4.69	(50.44)	111,011	1.47 [f]	1.07 [f]	53
February 29, 2008	16.62	.10	(3.57)	(3.47)	(.09)	(2.85)	(2.94)	—	—	10.21	(22.54)	342,770	1.37 [f]	.66 [f]	49
February 28, 2007	18.17	.08 [g]	1.75	1.83	(.06)	(3.32)	(3.38)	—	—	16.62	10.32 [g]	522,839	1.27 [f,g]	.46 [f,g]	47

Class B
August 31, 2011**	$9.26	(.03)	(1.16)	(1.19)	—	—	—	—	.01 [e]	$8.08	(12.74) *	$4,287	1.02*	(.28)*	30*
February 28, 2011	7.11	(.04)	2.19	2.15	—	—	—	—	—	9.26	30.24	5,471	2.05	(.54)	68
February 28, 2010	4.13	(.04)	3.10	3.06	(.08)	—	(.08)	—	—	7.11	74.28	5,494	2.21 [f]	(.59) [f]	79
February 28, 2009	9.15	.02	(4.59)	(4.57)	—	(.45)	(.45)	—	—	4.13	(50.82)	4,973	2.22 [f]	.31 [f]	53
February 29, 2008	15.24	(.04)	(3.20)	(3.24)	—	(2.85)	(2.85)	—	—	9.15	(23.06)	19,600	2.12 [f]	(.16) [f]	49
February 28, 2007	16.98	(.05) [g]	1.63	1.58	—	(3.32)	(3.32)	—	—	15.24	9.52 [g]	147,307	2.02 [f,g]	(.29) [f,g]	47

Class C
August 31, 2011**	$9.28	(.03)	(1.16)	(1.19)	—	—	—	—	.01 [e]	$8.10	(12.72) *	$8,991	1.02*	(.27)*	30*
February 28, 2011	7.13	(.04)	2.19	2.15	—	—	—	—	—	9.28	30.15	10,927	2.05	(.54)	68
February 28, 2010	4.14	(.04)	3.12	3.08	(.09)	—	(.09)	—	—	7.13	74.49	9,778	2.21 [f]	(.60) [f]	79
February 28, 2009	9.18	.02	(4.61)	(4.59)	—	(.45)	(.45)	—	—	4.14	(50.88)	7,166	2.22 [f]	.32 [f]	53
February 29, 2008	15.28	(.01)	(3.24)	(3.25)	—	(2.85)	(2.85)	—	—	9.18	(23.08)	19,800	2.12 [f]	(.10) [f]	49
February 28, 2007	17.02	(.05) [g]	1.63	1.58	—	(3.32)	(3.32)	—	—	15.28	9.51 [g]	38,799	2.02 [f,g]	(.29) [f,g]	47

Class M
August 31, 2011**	$9.85	(.01)	(1.24)	(1.25)	—	—	—	—	.01 [e]	$8.61	(12.59) *	$1,341	.89*	(.15)*	30*
February 28, 2011	7.55	(.03)	2.33	2.30	—	—	—	—	—	9.85	30.46	1,544	1.80	(.30)	68
February 28, 2010	4.38	(.02)	3.30	3.28	(.11)	—	(.11)	—	—	7.55	74.90	1,375	1.96 [f]	(.35) [f]	79
February 28, 2009	9.64	.05	(4.86)	(4.81)	—	(.45)	(.45)	—	—	4.38	(50.73)	954	1.97 [f]	.55 [f]	53
February 29, 2008	15.83	.02	(3.36)	(3.34)	—	(2.85)	(2.85)	—	—	9.64	(22.83)	3,493	1.87 [f]	.16 [f]	49
February 28, 2007	17.49	(.01) [g]	1.67	1.66	—	(3.32)	(3.32)	—	—	15.83	9.71 [g]	7,322	1.77 [f,g]	(.04) [f,g]	47

Class R
August 31, 2011**	$10.52	— [b]	(1.33)	(1.33)	—	—	—	—	.01 [e]	$9.20	(12.55) *	$258	.77*	(.04)*	30*
February 28, 2011	8.04	(.01)	2.49	2.48	—	—	—	—	—	10.52	30.85	368	1.55	(.06)	68
February 28, 2010	4.66	(.01)	3.52	3.51	(.13)	—	(.13)	—	—	8.04	75.43	213	1.71 [f]	(.12) [f]	79
February 28, 2009	10.18	.06	(5.13)	(5.07)	—	(.45)	(.45)	—	—	4.66	(50.59)	76	1.72 [f]	.75 [f]	53
February 29, 2008†	16.83	.05	(3.74)	(3.69)	(.11)	(2.85)	(2.96)	—	—	10.18	(23.62) *	29	1.49*[f]	.39*[f]	49

Class Y
August 31, 2011**	$10.97	.02	(1.38)	(1.36)	—	—	—	—	.01 [e]	$9.62	(12.31) *	$13,322	.51*	.23*	30*
February 28, 2011	8.36	.04	2.59	2.63	(.02)	—	(.02)	—	—	10.97	31.53	15,040	1.05	.46	68
February 28, 2010	4.84	.03	3.65	3.68	(.16)	—	(.16)	—	—	8.36	76.08	13,554	1.21 [f]	.42 [f]	79
February 28, 2009	10.48	.12	(5.31)	(5.19)	—	(.45)	(.45)	—	—	4.84	(50.28)	13,074	1.22 [f]	1.32 [f]	53
February 29, 2008	16.97	.14	(3.64)	(3.50)	(.14)	(2.85)	(2.99)	—	—	10.48	(22.30)	30,898	1.12 [f]	.91 [f]	49
February 28, 2007	18.49	.13 [g]	1.78	1.91	(.11)	(3.32)	(3.43)	—	—	16.97	10.56 [g]	46,876	1.02 [f,g]	.71 [f,g]	47

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 30, 2007 (commencement of operations) to February 29, 2008.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities Exchange Commission (the SEC) which amounted $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 6).

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.13%

February 28, 2009	0.05

February 29, 2008	<0.01

February 28, 2007	<0.01

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.04% of average net assets for the period ended February 28, 2007.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing mainly in common stocks of small U.S. companies, with a focus on value stocks issued by companies, which Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from March 1, 2011 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $29,159,475. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $30,142,109.

D) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

E) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2011, the fund had a capital loss carryover of $63,073,571 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2018. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $190,277,813, resulting in gross unrealized appreciation and depreciation of $18,194,331 and $21,233,931, respectively, or net unrealized depreciation of $3,039,600.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $209 under the expense offset arrangements and by $16,007 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $129, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,285 and $77 from the sale of class A and class M shares, respectively, and received $2,504 and $248 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $31 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $56,601,858 and $71,574,660, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/11		Year ended 2/28/11

Class A	Shares	Amount	Shares	Amount

Shares sold	495,177	$5,129,814	1,536,670	$14,212,952

Shares issued in connection with
reinvestment of distributions	—	—	1,509	14,773

	495,177	5,129,814	1,538,179	14,227,725

Shares repurchased	(1,671,879)	(17,278,918)	(4,131,378)	(37,181,405)

Net decrease	(1,176,702)	$(12,149,104)	(2,593,199)	$(22,953,680)

	Six months ended 8/31/11		Year ended 2/28/11

Class B	Shares	Amount	Shares	Amount

Shares sold	46,589	$422,990	148,158	$1,170,997

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	46,589	422,990	148,158	1,170,997

Shares repurchased	(106,872)	(962,332)	(329,827)	(2,616,210)

Net decrease	(60,283)	$(539,342)	(181,669)	$(1,445,213)

	Six months ended 8/31/11		Year ended 2/28/11

Class C	Shares	Amount	Shares	Amount

Shares sold	94,601	$787,275	92,688	$740,450

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	94,601	787,275	92,688	740,450

Shares repurchased	(161,703)	(1,469,899)	(287,005)	(2,283,011)

Net decrease	(67,102)	$(682,624)	(194,317)	$(1,542,561)

	Six months ended 8/31/11		Year ended 2/28/11

Class M	Shares	Amount	Shares	Amount

Shares sold	11,473	$114,291	17,144	$151,145

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	11,473	114,291	17,144	151,145

Shares repurchased	(12,422)	(118,577)	(42,599)	(363,658)

Net decrease	(949)	$(4,286)	(25,455)	$(212,513)

	Six months ended 8/31/11		Year ended 2/28/11

Class R	Shares	Amount	Shares	Amount

Shares sold	5,697	$58,534	15,769	$145,128

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	5,697	58,534	15,769	145,128

Shares repurchased	(12,645)	(128,587)	(7,196)	(66,975)

Net increase (decrease)	(6,948)	$(70,053)	8,573	$78,153

	Six months ended 8/31/11		Year ended 2/28/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	164,442	$1,769,972	402,608	$3,778,941

Shares issued in connection with
reinvestment of distributions	—	—	3,289	33,216

	164,442	1,769,972	405,897	3,812,157

Shares repurchased	(150,774)	(1,639,604)	(656,050)	(6,157,523)

Net increase (decrease)	13,668	$130,368	(250,153)	$(2,345,366)

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,515 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $34,124,635 and $30,415,452, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $174,710 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $5,631 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Robert T. Burns
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Investment Sub-Manager	President
Putnam Investments Limited		Judith Cohen
57–59 St James’s Street	Jonathan S. Horwitz	Vice President, Clerk and
London, England SW1A 1LD	Executive Vice President,	Assistant Treasurer
Principal Executive
Marketing Services	Officer, Treasurer and	Michael Higgins
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate
One Post Office Square		Treasurer and Assistant Clerk
Boston, MA 02109	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Custodian	Principal Financial Officer	Vice President, Assistant Clerk,
State Street Bank		Assistant Treasurer and
and Trust Company	Janet C. Smith	Proxy Manager
Vice President, Assistant
Legal Counsel	Treasurer and Principal	Susan G. Malloy
Ropes & Gray LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
Jameson A. Baxter, Chair	Vice President
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
John A. Hill
Paul L. Joskow	Mark C. Trenchard
Kenneth R. Leibler	Vice President and
Robert E. Patterson	BSA Compliance Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA069
269876 10/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011